UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12
EMERSON ELECTRIC CO.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box)

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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On or about January 13, 2016, Emerson Electric Co. sent the following letter to certain stockholders.

***YOUR IMMEDIATE ATTENTION IS REQUESTED***
January 13, 2016

Dear Emerson Stockholder:

We value your input as an Emerson stockholder. Our records indicate you have not yet voted in connection with Emerson’s upcoming annual meeting on February 2, 2016. Your vote is important no matter how few shares you own. We urge you to please take a few moments to cast your vote.

In this letter we are specifically asking you to vote FOR our Director nominees in Proposal 1. These nominees have demonstrated the commitment and knowledge necessary to support the Company as it strives to produce high levels of financial returns, operational excellence, and stockholder returns, and as it engages in the ongoing strategic portfolio repositioning process.

We are also asking you to vote FOR the Company’s executive compensation (“say-on-pay”) in Proposal 2. Our pay-for-performance executive compensation program, the core of which was established in 1977, is an integral part of our consistent and rigorous management process. We believe it has effectively motivated and rewarded Emerson executives to meet the challenges of recessions, inflationary periods, technological changes and intense global competition.

We are also asking you to vote AGAINST various shareholder proposals for the reasons we outline in our proxy statement, which was filed with the Securities and Exchange Commission on December 11, 2015, and which we urge you to review. The Company does not believe these proposals are in its or its stockholders’ best interests, in particular at this time of significant strategic realignment of the Company’s businesses. The proposals relate to the following:

•
Sustainability reporting (Proposal 4) – requires the Company to prepare a comprehensive sustainability report describing policies, performance and improvement targets related to key environmental, social and governance risks and opportunities.

•	Reporting of political contributions (Proposal 5) – requires a detailed report of all company political spending, including name of each recipient and amount paid.

•	Reporting on Lobbying (Proposal 6) – requires a detailed report of the Company’s policies, procedures and expenditures related to lobbying activities.

•
Greenhouse Gas Emissions (Proposal 7) – requires the Company to adopt quantitative, company-wide goals for reducing total greenhouse gas emissions and issue a report on its plans to achieve those goals.

Your vote is important no matter how many or how few shares you own. For your convenience, a combined notice of internet availability and proxy card are enclosed, along with telephone and internet voting instructions. Voting by internet or over the telephone is a simple process that takes only a few moments.

Thank you for your investment in Emerson and your consideration of the matters presented at this year's annual meeting. We appreciate the confidence you've shown in us.

Sincerely,
David N. Farr
Chairman of the Board and
Chief Executive Officer

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 2, 2016.

EMERSON ELECTRIC CO.	Meeting Information Meeting Type: Annual For holders as of: November 24, 2015 Date: February 2, 2016 Time: 10:00 A.M., CST Location: Emerson Electric Co. Headquarters
8000 West Florissant Avenue St. Louis, MO 63136

You are receiving this communication because you hold shares in the company named above.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT AND FORM OF PROXY
2. ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 2015
How to View Online:
Have the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579- I 639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 19, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: A ticket is required for admission to the meeting. If you plan to attend and are a stockholder of record, you will need to request a paper or email copy of the proxy materials which will include an admission ticket. You may request a paper or email copy of the materials by following the instructions above. Please contact the Company at 314-553-2197 to obtain directions to the meeting. At the meeting, you will need to request a ballot or legal proxy to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com, or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions. Internet votes must be received by 11:59 p.m. Eastern Time the day before the meeting date.
Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Telephone votes must be received by 11:59 p.m. Eastern Time the day before the meeting date.
Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received prior to the start of the Annual Meeting of Stockholders for your vote to count.
SPECIAL VOTING DEADLINE NOTICE TO PARTICIPANTS IN EMERSON ELECTRIC CO. BENEFIT PLANS
If you own shares of Emerson Electric Co. common stock through any benefit plan of Emerson or any of its subsidiaries, the shares represented by your proxy card include those shares. To allow sufficient time for the plan trustees to vote, the trustees must receive your voting instructions by 11:59 P.M. Eastern Time on January 31, 2016. If the trustees do not receive your properly completed instructions by that date, the trustees will vote the shares in the same proportion as the votes that the trustees receive from other plan participants, unless otherwise required by law.

Voting Items		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4, 5, 6 AND 7.		☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:

1.	ELECTION OF DIRECTORS FOR TERMS
ENDING IN 2019
Nominees: 01) C. A. H. Boersig 03) M. S. Levatich 02) J. B. Bolten 04) R. L. Stephenson

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain	THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING:		For	Against	Abstain

2.	Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation.	☐	☐	☐	4.	Approval of the stockholder proposal requesting issuance of a sustainability report as described in the proxy statement.	☐	☐	☐

3.	Ratification of KPMG LLP as Independent Registered Public Accounting Firm.	☐	☐	☐	5.	Approval of the stockholder proposal requesting issuance of a political contributions report as described in the proxy statement.	☐	☐	☐

					6.	Approval of the stockholder proposal requesting issuance of a lobbying report as described in the proxy statement.	☐	☐	☐

					7.	Approval of the stockholder proposal on greenhouse gas emissions as described in the proxy statement.	☐	☐	☐

To act upon such other business as may properly come before the meeting or any adjournment thereof.

Non-Voting Items	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
Change of Address/Comments
Please print new address or comments in the box below

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, does hereby appoint D. N. FARR, T. G. WESTMAN, and J. G. SHIVELY, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of EMERSON ELECTRIC CO., to be held on February 2, 2016, commencing at 10:00 A.M., Central Standard Time, at the Headquarters of the Company, 8000 West Florissant Avenue, St. Louis, Missouri, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.

THIS PROXY WILL BE VOTED AS SPECIFIED AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4, 5, 6 AND 7.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)	Signature 2- (Joint Owners)	Date - (Please print date)